Filed Pursuant to Rule 497(e)

Monetta Fund, Inc Registration File No. 811-4466

Monetta Trust Registration File No. 811-7360

MONETTA FUND, INC.

MONETTA TRUST

SUPPLEMENT DATED SEPTEMBER 1, 2006 TO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2006

Statement of Additional Information – the “Cash Management” section on page 4 is replaced with the following:

CASH MANAGEMENT / MONEY MARKET FUNDS

For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the fund may temporarily, and without limitation, hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements.  The fund also may invest in other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that themselves primarily invest in temporary defensive investments, including commercial paper.  Investments in other investment companies are limited by the 1940 Act.

The Monetta Funds (other than the Government Money Market Fund) may also invest in the Monetta Government Money Market Fund.  Investing in money market funds involve substantially the same risks as investing directly in the underlying money market funds (see, for example, the description of the Monetta Government Money Market Fund’s risks in the “Fund Risks” section of the Prospectus), but the total return on such investments at the fund-level may be reduced by the operating expenses and fees of such money market funds, including advisory fees.  At present, the Adviser has waived all of its management fees associated with the Monetta Government Money Market Fund.  The Monetta Government Money Market Fund has no sales loads, and has waived all Distribution and Service (12b-1) Fees.  Therefore, any fund which invests in the Monetta Government Money Market Fund would be able to do so without paying management or distribution fees on such an investment.  However, the Adviser may review this waiver at the beginning of each quarter, and may choose to terminate such waivers at any time.  If such a termination were to occur, that portion of a fund’s shareholders’ investments which are invested in the Monetta Government Money Market Fund would be subject both to the fund’s and the Monetta Government Money Market Fund’s fees.

Please keep this supplement for future reference